UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    ---------


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported):
                                   May 9, 2007



                                 RES-CARE, INC.
               (Exact Name of Registrant as specified in Charter)


       Kentucky                      0-20372                    61-0875371
   (State or other                 (Commission                (IRS Employer
    jurisdiction                   File Number)             Identification No.)
  of incorporation)


10140 Linn Station Road, Louisville, Kentucky                     40223
(Address of principal executive offices)                        (Zip code)

                                 (502) 394-2100
              (Registrant's telephone number, including area code)

                                       N/A
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                    INFORMATION TO BE INCLUDED IN THE REPORT

Item 2.02         Results of Operations and Financial Condition.

         On May 9, 2007, Res-Care, Inc. issued a press release to announce its results for the first quarter ended March 31, 2007. A copy of the press release is included as Exhibit 99.1 to this report.

Item 9.01         Financial Statements & Exhibits.

       Exhibit Number         Description of Exhibit
       --------------         ----------------------
       99.1                   Press release dated May 9, 2007.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            RES-CARE, INC.



Date: May 9, 2007                           By /s/ David W. Miles
                                            ------------------------------------
                                               David W. Miles
                                               Executive Vice President and
                                               Chief Financial Officer

                                  EXHIBIT INDEX

Exhibit
Number            Description of Exhibits
------            -----------------------

99.1              Copy of press release issued by the Company on May 9, 2007.